HAMPTON ROADS BANKSHARES

Southeast *Super*Community

Bank Conference

February 15, 2007

Forward Looking Statement

- *Statements contained in this presentation which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. Such risks and uncertainties are detailed in the Company's filings with the Securities and Exchange Commission.*

HAMPTON ROADS BANKSHARES

History

- Bank of Hampton Roads
  - Opened December 1987
    - Celebrate 20th anniversary this year
- Simple Operating Philosophy
  - "Treat others like you want to be treated yourself."
    - ENJOY BANKING



BANK of HAMPTON ROADS

HAMPTON ROADS
BANKSHARES

History

- Initially sold stock at community events and "door to door"
  - Grass roots effort, no broker assistance
    - Raised $5 million in 40 days
    - Fastest start ever for a Virginia-based community bank


BANK of HAMPTON ROADS

HAMPTON ROADS BANKSHARES

History

- Capital increased from steady earnings and shareholder support
  - Dividend Reinvestment Plan
    - $14,826,566 or 63% of all dividends paid
  - Optional Cash Purchase Plan
  - Acquisition of Coastal Virginia Bank


BANK of HAMPTON ROADS

HAMPTON ROADS BANKSHARES

History
Net Income

- Company profitable in 1988
- Legacy of record earnings
- Performance-driven culture


$7
$6
$5
$4
$3
$2
$1
$
In millions
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

HAMPTON ROADS BANKSHARES

Dividends Paid

In millions

Non-GAAP Presentation



Total paid/declared = $23,518,848
Reinvested = $14,826,566 or 63%
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$.5
$.0
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
Check
Reinvestment
Declared

HAMPTON ROADS BANKSHARES

History

- First time back to market last summer
  - Rights Offering
    - Fully subscribed
    - 670,000 shares
  - Public Offering
    - Fully subscribed
    - 1,179,200 shares
  - Raised $19 million
    - Increased bank's legal lending limit
    - Provides capital for growth

HAMPTON ROADS BANKSHARES

History

- Applied and approved for NASDAQ Capital Market listing in 2006
  - Improves visibility and marketability of stock
  - Shares are traded under the symbol HMPR

HMPR NASDAQ LISTED

NASDAQ®

HAMPTON ROADS BANKSHARES

Market

- Hampton Roads
  - Extends from Williamsburg to Virginia Beach
  - Bank focuses on South Hampton Roads
    - Norfolk, Virginia Beach, Chesapeake and Suffolk



Williamsburg
64
Newport News
Hampton
13
664
564
Norfolk
Virginia Beach
58
264
464
64
58
Suffolk
Chesapeake
17

Market

- Population - 2005
  - Hampton Roads
    - 1.7 million
  - South Hampton Roads
    - ~ 1 million
  - 4th largest metropolitan area in the southeastern United States
    - Largest between Atlanta and Washington, D.C.


Williamsburg
64
Newport News
Hampton
13
664
564
Norfolk
Virginia Beach
58
264
464
64
58
Suffolk
Chesapeake
17

HAMPTON ROADS BANKSHARES

Diversified Economy

- Military
- Tourism


NAUTICUS

- Port
- Shipbuilding Repair and Maintenance
- Technology
- Health Care
- Education





HAMPTON ROADS BANKSHARES

Market/ Diversified Economy

- Norfolk Southern Corp.
- Dollar Tree Stores, Inc.
- The Christian Broadcasting Network - CBN
- Northrop Grumman Corp.
- Landmark Communications
- Smithfield Foods
- STIHL Incorporated
- Amerigroup Corporation

HAMPTON ROADS BANKSHARES

Market

- Bank of Hampton Roads has more branch offices than any other bank headquartered in the area
  - 17 offices
    - Soon to be 18
  - Growth potential
    - Core deposits
    - Loans



Norfolk
Virginia Beach
Suffolk
Chesapeake

Net Income

In millions



$7
$6
$5
$4
$3
$2
$1
$
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006


HAMPTON ROADS
BANKSHARES
Return on
Average Assets
2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

HAMPTON ROADS BANKSHARES

Net Interest Margin



8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Gold indicates Hampton Roads Bankshares; Green indicates peer average.
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

*Peer Average Source: Federal Financial Institutions Examination Council

HAMPTON ROADS BANKSHARES

Balance Sheet Growth

In Millions



$550
$500
$450
$400
$350
$300
$250
$200
2005
2006
+31%
+11%
+16%
Loans
Deposits
Assets

HAMPTON ROADS BANKSHARES

Loan Portfolio Composition



31%
38%
19%
7%
5%
Construction & Development
Commercial R/E
Commercial
Residential R/E
Retail

HAMPTON ROADS BANKSHARES

Analysis of Deposits

Transaction Accounts = 59%


27%
41%
12%
20%
Demand
Interest Checking
Savings
CDs

HAMPTON ROADS BANKSHARES

Balance Sheet

- Liquid Asset Portfolios
- Low Cost Funding
- Strong Credit Quality
- Strong Capital

HAMPTON ROADS
BANKSHARES

Growth

- Relocated corporate headquarters to Norfolk in November 2005
  - Norfolk is the center of the Hampton Roads financial district


BANK of
HAMPTON ROADS



HAMPTON ROADS BANKSHARES

Growth

- Restructured Board
  - 10 Members
  - Spring 2006
    - Retirements/Additions
      - Director Emeritus Program
    - New Enthusiasm
    - New Perspective
    - New Business

HAMPTON ROADS
BANKSHARES

Growth

- Stock Offering
  - Raised capital to support growth
  - Increased legal lending limit
  - Improved competitive position in market

HAMPTON ROADS
BANKSHARES

Growth

- New Employees
  - Additional lenders
  - Business development officer



- Acquisitions





HAMPTON ROADS BANKSHARES

Initiatives/ Profitability

- Increased emphasis on growth without changing philosophy about profitability
- Growth important to leverage new capital
- Build return on shareholders' investments
- Focus on rate of growth in earnings per share

HAMPTON ROADS
BANKSHARES